                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 1994

                            LITTON INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                  Delaware                  1-3998                 95-1775499
               (State or other            (Commission             (IRS Employer
               jurisdiction of           File Number)          Identification No.)
               incorporation)

           360 North Crescent Drive, Beverly Hills, California 90210
             (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (310) 859-5000



                        Exhibit Index appears on Page 2              Page 1 of 6

Item 5.  Other Events

     As previously reported in the Registrant's Annual Report on Form 10-K for the fiscal year ended July 31, 1993, as a result of the "Operation Ill Wind" investigation of defense contractor marketing practices, two employees of the Data Systems Division of Litton Systems, Inc. ("LSI"), a wholly-owned subsidiary of the Registrant, were convicted in March, 1991, on charges of unlawful conveyance of governmental property (i.e., certain Government procurement-related information), conspiracy to perform such acts, and the use of the U.S. mails in these alleged activities. Following affirmation of such convictions by the United States Court of Appeals for the Fourth Circuit in August, 1992, the Registrant was informed by the Government that it intended to proceed against LSI under the legal doctrine of respondeat superior, i.e., that the employer is responsible for the acts of its employees.

     On January 14, 1994, LSI agreed to settle all charges and claims of the Government in connection with this matter by paying $1.5 million in fines, $1.1 million as reimbursement of costs of the Government's investigation, and $1.3 million in settlement of the Government's civil claims. In an agreement filed in the United States District Court for the Eastern District of Virginia and approved by the Court, LSI agreed to plead guilty to the three-count information previously filed by the Government with the Court, which was based upon the evidence presented by the Government at the trial of the two employees of LSI's division who were convicted. The fine referred to above represents the maximum penalty of $500,000 for each of such three violations.

     LSI received no contracts as a result of the alleged wrongdoing and no allegations were made by the Government that bribes or improper gratuities were offered or taken. The Registrant believes that the suspension or debarment of any of its operating units from receiving further Government contracts as a result of the plea agreement is unlikely.

     The agreement approved by the Court terminates both the civil and criminal aspects of the legal proceeding previously reported.

Item 7.  Exhibits

Exhibit 99: Plea Agreement entered into in the matter of United States of
            America v. Litton Systems, Inc., dated January 14, 1994.......page 4

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LITTON INDUSTRIES, INC.

                                          By: /s/  Norman L. Roberts
                                              -----------------------
                                              Norman L. Roberts
                                              Senior Vice President

January 14, 1994

                                                                      EXHIBIT 99



                      IN THE UNITED STATES DISTRICT COURT
                          EASTERN DISTRICT OF VIRGINIA
                              ALEXANDRIA DIVISION

UNITED STATES OF AMERICA                  )
                                          )
          V.                              )  CRIMINAL NO.
                                          )
LITTON SYSTEMS, INC.                      )

                                 PLEA AGREEMENT

     The United States of America, by its counsel, Helen F. Fahey, United States Attorney, and Joseph J. Aronica and Jack I. Hanly, Assistant United States Attorneys for the Eastern District of Virginia, and the Defendant, LITTON SYSTEMS, INC., by its attorneys, state the following Plea Agreement reached after negotiations pursuant to Rule 11, Federal Rules of Criminal Procedure:

     1. LITTON SYSTEMS, INC. agrees to plead guilty to the three Count Information previously filed with the Court, which is based upon the evidence presented by the Government at the trial of United States v. Pafort and McAusland. The information charges LITTON SYSTEMS, INC., in Count One with violating Title 18, United States Code, Section 371, conspiracy to defraud the United States and to commit conversion of government property and wire fraud. Count Two charges LITTON SYSTEMS, INC. with violating Title 18, United States Code, Section 641, conversion of government property. Count Three charges LITTON SYSTEMS, INC. with violating Title 18, United States Code, Section 1343, wire fraud. Each violation carries a maximum penalty of $500,000.

     2. LITTON SYSTEMS, INC. hereby waives the presentence investigation and report pursuant to Rule 32(c)(1) of the Federal Rules of Criminal Procedure. The United States does not oppose such waiver.

     3. The United States and LITTON SYSTEMS, INC. have agreed, subject to the Court's approval, that LITTON SYSTEMS, INC. will pay a total criminal fine of $1.5 million, i.e. $500,000 on each Count. LITTON SYSTEMS, INC. also agrees to pay the assessment of $200.00 on each count as required by 18 U.S.C. sec. 3013.

     4. Within fifteen days of the entry of the judgment of conviction LITTON SYSTEMS, INC. agrees to pay, by wire transfer to the United States, civil claims in the amount of $1.3 million and the sum of $1.1 million as reimbursement of costs of investigation incurred by the FBI, DCIS, NIS, and the United States Attorney's Office for the Eastern District of Virginia. Such payments, together with the criminal fines referred to in paragraph 3 above (excluding assessments under Title 18 U.S.C. sec. 3013), shall constitute a complete release and satisfaction of all criminal restitution pursuant to Title 18 of the United States Code, and all costs of investigation and prosecution for the conduct set forth in the Information or any similar matter of which the United States Attorney for the Eastern District of Virginia has knowledge at the time of the execution of this Agreement and encompassed in the Illwind investigation.

     5. The United States will close its criminal investigation of LITTON SYSTEMS, INC., its divisions, subsidiaries, successors, assigns, affiliates or parent thereof, for any violation of the United States Code relating to the matters set forth in the Information or any similar matter of which the United States Attorney for the Eastern District of Virginia has knowledge at the time of the execution of this Agreement and is encompassed in the Illwind investigation.

     6. It is agreed that all costs (as defined in the Federal Acquisition Regulations ("FAR") 31.205-47) incurred by or on behalf of LITTON SYSTEMS, INC. and its subsidiaries, and their officers, directors, agents and employees in connection with (1) the matters covered by this Plea Agreement, (2) the government's audit and investigation of the matters covered by this Plea Agreement, (3) LITTON SYSTEMS, INC.'s investigation, defense of the matters, and corrective actions, (4) the negotiation of this Plea Agreement, and (5) the payment made to the United States pursuant to this Plea Agreement shall be unallowable costs for government contract accounting purposes. These amounts shall be separately accounted for by LITTON SYSTEMS, INC.. The matters covered by this Plea Agreement include both civil and criminal matters relating to the Illwind investigation of Litton Systems, Inc., and its subsidiaries, and their officers, directors, agents and employees.

     7. Subject to the entry of judgment and payment of the sums stipulated in this Agreement, the United States releases and discharges LITTON SYSTEMS, INC., its divisions, subsidiaries, successors, assigns, affiliates or parent thereof, from any civil claim or cause of action the United States has or may have under the False Claims Act, 31 U.S.C. sections 3729-3733; the Program Fraud Civil Remedies Act, 31 U.S.C. sections 3801-3812; the common law; or, for costs incurred from 1982 through June 14, 1988, for any liability, damages, civil penalties, or assessments in lieu of damages, or for any claim that contracts are void or voidable; arising from the conduct set forth in the Information identified in this Agreement, or for any other matter of which the United States Attorney for the Eastern District of Virginia has knowledge at the time of the execution of this Agreement, and encompassed in the Illwind investigation, provided however, that this paragraph shall not preclude any action arising under Title 26, United States Code (Internal Revenue Code), or which may be brought by the U.S. Securities and Exchange Commission for any violation of the federal securities laws or rules and regulations thereunder, provided further that this paragraph does not constitute a release from any liability under the contracts at issue in this Agreement for delivery of any deficient or defective products, or from liability under any express or implied warranties pertinent to these contracts; and provided further that this release does not constitute a defense to, or release from, any liability or the amount of damages or civil penalties in United States v. Litton Systems, Inc., CV-99-02276 MRP (C.D. Cal.).

     8. The United States Attorney recognizes that before the Illwind investigation became public, officers of LITTON SYSTEMS, INC. met with officials of the Departments of Defense and Justice, and sought to clarify and change the rules regarding the non-disclosure of certain types of government procurement information, but not the information which the two Litton officials, knowing that they were not authorized to receive it, were convicted of obtaining and attempting to obtain.

     9. The United States Attorney agrees to advise the Department of Defense of this Agreement as well as the nature and extent of LITTON SYSTEMS, INC.'s, activities with respect to this case. By this Agreement, the United States makes no representation regarding suspension and debarment which are within the sole authority of the Department of Defense.

     10. It is agreed that if the Court refuses to accept any provision of this Plea Agreement neither party is bound by any of the provisions of the Plea Agreement, and no statement in this Plea Agreement or its attachments will be admissible against either party in any proceeding.

     11. No additional promises, agreements, or conditions other than those referenced in this Plea Agreement have been entered into and none will be entered unless in writing and signed by all parties.

                                          Respectfully submitted,

                                          HELEN F. FAHEY
                                          UNITED STATES ATTORNEY

                                          By: /s/ Joseph J. Aronica
                                             ________________________________
                                             Joseph J. Aronica
                                             Virginia State Bar No. 2548
                                             Jack I. Hanly
                                             Virginia State Bar No. 23969
                                             Assistant United States Attorneys

/s/ Judith Rabinowitz
____________________________________
JUDITH RABINOWITZ
Civil Division
U.S. Department of Justice


LITTON SYSTEMS, INC.

By: /s/ Richard A. Sauber                       Dated: January 14, 1994
    ______________________________________            _______________________
    Richard A. Sauber, Esquire
    Fried, Frank, Harris, Shriver
      & Jacobson